UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2013

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	42

Federal Tax Information	43

Annual Meeting of Shareholders	44

Dividend Reinvestment Plan	45

Management and Organization	47

Important Notices	49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12 months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2013, as measured by the 5.43% return of the S&P/LSTA Leveraged Loan Index (the Index), a broad barometer of the asset class. The default rate in the market increased during the fiscal year but remained well below longer-term averages, ending October 31, 2013 at 2.31% by principal amount on a last-12-months basis, according to S&P/Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Senior Floating-Rate Trust (the Fund) at net asset value (NAV) had a total return of 7.98%. By comparison, the Fund’s benchmark, the Index, gained 5.43% during the period.

Exposure to high-yield bonds and the employment of investment leverage6, bolstered results relative to the Index. High-yield bonds outperformed loans, while leverage amplified the positive returns of the Fund’s underlying assets. By comparison, the Index does not include high-yields bonds and is unlevered.

The Fund’s quality positioning served as a headwind during the year. Across ratings8 tiers, loans rated BB, B and CCC within the Index earned total returns of 4.05%, 5.33% and 12.51%, respectively. The Fund’s underweighting to segments rated CCC and B, and relative overweight to loans rated BB, detracted from the Fund’s performance relative to the Index for the year.

In addition, a modest exposure to the European leveraged loan market contributed to relative performance versus the Index.

In terms of industry selection, underweight exposure to the utilities sector — which trailed the overall market — was the biggest contributor to results relative to the Index. In contrast, underweight exposure to the radio & television sector detracted from relative performance versus the Index, as this sector outpaced the overall market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Peter M. Campo, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	11/28/2003	7.98%	17.51%	5.74%
Fund at Market Price	—	3.79	19.20	5.73
S&P/LSTA Leveraged Loan Index	—	5.43%	11.47%	5.27%

% Premium/Discount to NAV[4]
				–0.06%

Distributions[5]
Total Distributions per share for the period				$1.038
Distribution Rate at NAV				6.07%
Distribution Rate at Market Price				6.08%

% Total Leverage[6]
Auction Preferred Shares (APS)				14.21%
Borrowings				22.73

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Fund Profile

Top 10 Issuers (% of total investments)[7]

Alliance Boots Holdings Limited	1.1%
Dell Inc.	1.1
Intelsat Jackson Holdings S.A.	1.1
Asurion LLC	1.0
Valeant Pharmaceuticals International, Inc.	1.0
H.J. Heinz Company	0.9
Calpine Corp. (corporate bond)	0.9
Hilton Worldwide Finance, LLC	0.9
Aramark Corporation	0.9
MEG Energy Corp.	0.8
Total	9.7%

Credit Quality (% of loan holdings)[8]

Top 10 Sectors (% of total investments)[7]

Health Care	9.4%
Business Equipment and Services	8.5
Electronics/Electrical	7.8
Retailers (Except Food and Drug)	4.8
Chemicals and Plastics	4.4
Financial Intermediaries	4.4
Telecommunications	4.2
Food Products	4.0
Leisure Goods/Activities/Movies	3.9
Food Service	3.8
Total	55.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage- backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflect the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http:// eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains distributions and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 141.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.4%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	449	$448,875
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	800	808,667
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	817	817,868
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	681	686,727
Term Loan, 6.25%, Maturing November 2, 2018	309	311,316
Ducommun Incorporated
Term Loan, 5.00%, Maturing June 28, 2017	1,057	1,070,050
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(2)	1,640	779,078
Sequa Corporation
Term Loan, 5.25%, Maturing December 19, 2017	1,538	1,553,519
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	1,960	1,961,005
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	667	640,940
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	4,795	4,808,100

		$13,886,145

Air Transport — 0.0%(3)
Evergreen International Aviation, Inc.
Term Loan, 5.00%, Maturing June 30, 2015(2)	92	$73,257

		$73,257

Automotive — 5.0%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	1,546	$1,563,519
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	2,842	2,865,195
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	1,860	1,878,303
Chrysler Group LLC
Term Loan, 4.25%, Maturing May 24, 2017	4,950	5,000,881
Federal-Mogul Corporation
Term Loan, 2.12%, Maturing December 29, 2014	2,059	2,041,509
Term Loan, 2.12%, Maturing December 28, 2015	2,993	2,966,988
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	6,650	6,722,738

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Metaldyne LLC
Term Loan, 5.00%, Maturing December 18, 2018		1,665	$1,678,434
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017		775	780,905
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020		796	807,448
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		2,886	2,875,883

			$29,181,803

Beverage and Tobacco — 0.6%
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	2,525	$3,460,457

			$3,460,457

Building and Development — 1.4%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		1,275	$1,278,630
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020		547	549,387
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		625	625,781
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		575	559,906
Preferred Proppants, LLC
Term Loan, Maturing December 15, 2016(4)		714	485,605
Quikrete Holdings, Inc.
Term Loan, Maturing September 25, 2020(4)		975	980,394
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		1,696	1,697,319
Realogy Corporation
Term Loan, 4.50%, Maturing March 5, 2020		995	1,006,401
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		469	471,426
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		619	622,617

			$8,277,466

Business Equipment and Services — 13.3%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		2,897	$2,910,976
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017		2,416	2,430,236

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	561	$564,380
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	692	687,025
Term Loan, 5.00%, Maturing February 21, 2015	2,207	2,158,787
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	1,242	1,251,834
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	1,064	1,082,874
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	1,315	1,311,775
BAR/BRI Review Courses, Inc.
Term Loan, 5.25%, Maturing June 16, 2017	632	635,999
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	158	158,792
Term Loan, 6.25%, Maturing October 23, 2018	659	661,633
Brickman Group Holdings Inc.
Term Loan, 4.00%, Maturing September 28, 2018	793	798,972
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017	1,069	1,072,729
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	422	422,736
Ceridian Corp.
Term Loan, 4.42%, Maturing May 9, 2017	1,250	1,256,901
ClientLogic Corporation
Term Loan, 7.00%, Maturing January 30, 2017	1,567	1,566,702
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	495	498,713
Term Loan - Second Lien, 10.25%, Maturing March 1, 2018	1,000	1,007,500
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	474	472,030
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018	2,041	2,041,293
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 11, 2019	1,985	1,996,579
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020	525	533,531
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	1,435	1,441,366
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	1,899	1,927,804
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020	590	588,855

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		1,588	$1,593,727
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019		1,119	1,128,514
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		1,970	1,982,789
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,200	1,208,000
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		648	651,887
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		1,000	1,007,917
ISS Holdings A/S
Term Loan, 3.72%, Maturing April 30, 2015	EUR	246	337,755
Term Loan, 4.22%, Maturing April 30, 2015	EUR	1,754	2,412,537
Term Loan, 3.75%, Maturing April 30, 2018		474	475,441
Ista International GmbH
Term Loan, 4.23%, Maturing April 30, 2020	EUR	18	24,946
Term Loan, 4.23%, Maturing April 30, 2020	EUR	139	190,640
Term Loan, 4.23%, Maturing June 1, 2020	EUR	293	401,511
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019		512	512,661
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017		2,732	2,749,032
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		1,563	1,573,934
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		900	930,750
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		1,961	1,955,797
MEI Conlux Holdings (US), Inc.
Term Loan, 5.00%, Maturing August 21, 2020		475	475,297
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		1,186	1,197,776
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018		1,250	1,257,813
Quintiles Transnational Corp.
Term Loan, 4.00%, Maturing June 8, 2018		5,193	5,218,891
Term Loan, 4.50%, Maturing June 8, 2018		261	261,349
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		658	657,200
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		1,439	1,417,529
Term Loan, 4.43%, Maturing January 31, 2017		2,424	2,388,362

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017		946	$949,156
Term Loan, 4.00%, Maturing March 9, 2020		6,418	6,480,926
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		867	876,055
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019		2,804	2,822,666
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		116	117,421
Term Loan, 6.00%, Maturing July 28, 2017		595	599,895
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.25%, Maturing February 21, 2019		323	324,992
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018		3,661	3,677,418

			$77,340,606

Cable and Satellite Television — 5.3%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		842	$842,026
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		394	395,724
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		2,239	2,244,355
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		1,347	1,335,760
Term Loan, 3.00%, Maturing January 4, 2021		1,147	1,137,740
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		390	389,979
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020		1,571	1,559,968
Lavena Holding 3 GMBH
Term Loan, 4.09%, Maturing March 6, 2017	EUR	250	340,539
Term Loan, 4.09%, Maturing March 6, 2017	EUR	596	812,583
Term Loan, 4.09%, Maturing March 6, 2017	EUR	598	814,612
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		998	994,383
Media Holdco, LP
Term Loan, 7.25%, Maturing July 24, 2018		819	822,907
Mediacom Illinois, LLC
Term Loan, 4.50%, Maturing October 23, 2017		798	799,185
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.97%, Maturing July 3, 2018	EUR	1,722	2,346,822
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017		750	735,750

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		775	$781,297
Term Loan, 3.88%, Maturing March 26, 2021	EUR	3,972	5,435,735
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	1,475	2,388,454
Term Loan, 3.50%, Maturing June 8, 2020		5,075	5,078,522
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019		323	323,369
YPSO Holding SA
Term Loan, 5.13%, Maturing June 6, 2016	EUR	203	277,343
Term Loan, 5.13%, Maturing June 6, 2016	EUR	323	440,343
Term Loan, 5.13%, Maturing June 6, 2016	EUR	474	646,851

			$30,944,247

Chemicals and Plastics — 5.3%
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		145	$145,997
Term Loan, 4.50%, Maturing October 3, 2019		279	281,385
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		2,319	2,334,629
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		3,980	4,026,642
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		1,645	1,661,003
Chemtura Corporation
Term Loan, 3.50%, Maturing August 29, 2016		189	190,589
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		691	696,436
General Chemical Corporation
Term Loan, 5.02%, Maturing October 6, 2015		428	432,398
Huntsman International, LLC
Term Loan, Maturing January 31, 2021(4)		2,000	2,004,688
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		4,175	4,193,658
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020		773	776,541
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		93	93,970
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		973	979,794
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		700	702,625
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		1,000	1,012,188

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		258	$260,016
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		1,166	1,176,079
Schoeller Arca Systems Holding B.V.
Term Loan, 4.73%, Maturing December 18, 2014	EUR	145	139,320
Term Loan, 4.73%, Maturing December 18, 2014	EUR	412	397,227
Term Loan, 4.73%, Maturing December 18, 2014	EUR	443	427,455
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		526	532,497
Taminco Global Chemical Corporation
Term Loan, 4.25%, Maturing February 15, 2019		369	372,167
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		3,017	3,046,480
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		4,984	4,910,576
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 5, 2020		140	141,243

			$30,935,603

Conglomerates — 0.9%
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016		2,482	$2,448,224
Term Loan, 5.50%, Maturing October 18, 2017		382	378,193
Spectrum Brands, Inc.
Term Loan, 4.50%, Maturing December 17, 2019		2,438	2,451,187

			$5,277,604

Containers and Glass Products — 1.9%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 7, 2020		2,164	$2,157,942
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		2,605	2,625,939
Pact Group (USA), Inc.
Term Loan, 3.75%, Maturing May 29, 2020		1,546	1,537,428
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		494	495,601
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018		2,871	2,897,738
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018		540	545,306
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		617	619,888

			$10,879,842

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.6%
Prestige Brands, Inc.
Term Loan, 3.78%, Maturing January 31, 2019		328	$330,348
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing August 19, 2019		1,225	1,230,859
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		2,164	2,090,183

			$3,651,390

Drugs — 3.2%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		372	$374,197
Amneal Pharmaceuticals LLC
Term Loan, Maturing October 1, 2019(4)		550	544,500
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020		2,600	2,621,666
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		585	594,236
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016		2,094	2,103,168
Term Loan, 4.25%, Maturing September 15, 2017		1,107	1,112,529
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018		667	674,894
Term Loan - Second Lien, 11.00%, Maturing July 3, 2019		500	510,000
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019		1,163	1,168,210
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019		1,844	1,862,334
Term Loan, 3.75%, Maturing December 11, 2019		2,965	2,993,700
Term Loan, 4.50%, Maturing August 5, 2020		3,896	3,952,048

			$18,511,482

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019		3,925	$3,955,198
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019		521	523,016
Viking Consortium Borrower Limited
Term Loan - Second Lien, 3.09%, Maturing March 31, 2016(5)	GBP	542	225,808

			$4,704,022

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 12.2%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	1,748	$1,764,216
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	650	654,062
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016	754	757,821
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	3,153	3,184,409
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020	825	837,375
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing April 29, 2016	472	473,483
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018	2,072	2,078,998
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,272	1,275,787
Dell Inc.
Term Loan, 3.75%, Maturing October 31, 2018	1,625	1,624,774
Term Loan, 4.50%, Maturing April 30, 2020	8,950	8,909,170
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	2,673	2,687,407
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	3,537	3,564,632
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020	1,071	1,074,186
Excelitas Technologies Corp.
Term Loan, Maturing September 30, 2020(4)	798	790,500
Term Loan, Maturing October 23, 2020(4)	52	51,000
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020	2,886	2,915,783
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018	3,362	3,375,364
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019	347	349,633
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	4,507	4,549,295
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019	945	951,158
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,386	1,398,343
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	1,311	1,318,534

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	2,139	$2,166,901
Term Loan, 4.75%, Maturing January 11, 2020	918	930,543
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018	569	572,096
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,228	1,231,591
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	752,812
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	771	768,475
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	5,118	5,171,052
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	575	591,172
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	1,203	1,216,674
Serena Software, Inc.
Term Loan, 4.17%, Maturing March 10, 2016	474	468,075
Term Loan, 5.00%, Maturing March 10, 2016	350	347,813
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	988	987,500
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	513	522,447
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	1,116	1,123,337
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	650	624,000
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	1,303	1,315,121
SS&C Technologies Inc.
Term Loan, 3.50%, Maturing June 7, 2019	104	104,240
Term Loan, 3.50%, Maturing June 7, 2019	1,003	1,007,861
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	1,197	1,180,066
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	547	553,051
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	105	104,629
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	995	1,000,182
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	1,664	1,681,316
Term Loan - Second Lien, 9.25%, Maturing October 26, 2020	500	505,300

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	1,478	$1,497,623

		$71,009,807

Equipment Leasing — 0.5%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	2,792	$2,800,391

		$2,800,391

Financial Intermediaries — 5.6%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	619	$621,457
Armor Holding II LLC
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	1,000	996,875
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	750	756,075
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	2,035	2,038,064
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	546	548,150
First Data Corporation
Term Loan, 4.17%, Maturing March 23, 2018	4,136	4,148,166
Term Loan, 4.17%, Maturing September 24, 2018	1,875	1,880,625
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.19%, Maturing December 5, 2016	1,254	1,251,314
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	850	855,100
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 28, 2018	634	634,177
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	756	764,030
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	1,072	1,087,057
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	3,800	3,800,154
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	982	991,692
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	718	722,202
Moneygram International, Inc
Term Loan, 4.25%, Maturing March 27, 2020	423	425,148
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	6,197	6,172,369

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	750	$746,250
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,244	1,259,141
Oz Management LP
Term Loan, 1.68%, Maturing November 15, 2016	1,305	1,221,793
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	274	274,081
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017	1,468	1,485,127

		$32,679,047

Food Products — 6.3%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	1,265	$1,275,456
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018	577	576,022
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019	1,287	1,301,236
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019	948	953,152
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020	1,047	1,044,757
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018	5,088	5,102,945
Dole Food Company Inc.
Term Loan, Maturing November 1, 2018(4)	1,375	1,368,125
Term Loan, 3.75%, Maturing April 1, 2020	1,716	1,721,739
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	8,454	8,527,268
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 7, 2018	1,160	1,161,788
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017	605	608,474
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018	978	982,501
Term Loan, 3.75%, Maturing September 18, 2020	1,575	1,573,031
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018	629	633,995
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	5,409	5,452,386
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020	700	700,000
Term Loan, 3.25%, Maturing April 29, 2020	3,756	3,756,459

		$36,739,334

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service — 5.9%
Aramark Corporation
Term Loan, 3.28%, Maturing July 26, 2016		169	$169,642
Term Loan, 3.66%, Maturing July 26, 2016		304	304,938
Term Loan, 3.70%, Maturing July 26, 2016		3,751	3,763,747
Term Loan, 3.75%, Maturing July 26, 2016		2,094	2,103,081
Term Loan, 4.02%, Maturing July 26, 2016	GBP	950	1,523,229
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(2)		92	91,831
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		2,228	2,237,428
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		371	373,261
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		1,010	1,017,963
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		3,007	3,020,523
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		2,526	2,549,454
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018		663	669,251
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		2,584	2,588,594
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019		421	424,694
Sagittarius Restaurants, LLC
Term Loan, 6.26%, Maturing October 1, 2018		594	593,943
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		274	275,170
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		4,963	4,975,589
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		6,890	6,340,220
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		1,330	1,334,614

			$34,357,172

Food / Drug Retailers — 4.3%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		1,189	$1,193,358
Term Loan, 4.75%, Maturing March 21, 2019		1,151	1,154,979
Alliance Boots Holdings Limited
Term Loan, 3.60%, Maturing July 10, 2017	EUR	1,000	1,358,598
Term Loan, 3.98%, Maturing July 10, 2017	GBP	5,775	9,239,787

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018	6,111	$6,149,274
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019	421	426,711
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020	2,313	2,326,628
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	450	461,719
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019	2,732	2,752,353

		$25,063,407

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018	524	$531,543

		$531,543

Health Care — 13.9%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	468	$470,994
Term Loan, 4.25%, Maturing June 30, 2017	565	569,175
Term Loan, 4.25%, Maturing June 30, 2017	2,328	2,344,956
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	1,247	1,237,523
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020	574	580,608
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	3,031	3,051,693
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019	447	452,208
Biomet Inc.
Term Loan, 3.69%, Maturing July 25, 2017	5,888	5,939,141
BSN Medical Inc.
Term Loan, 4.25%, Maturing August 28, 2019	575	575,719
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020	33	33,533
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019	842	849,160
Community Health Systems, Inc.
Term Loan, 3.76%, Maturing January 25, 2017	6,865	6,898,473
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016	1,426	1,437,308
CRC Health Corporation
Term Loan, 4.67%, Maturing November 16, 2015	1,883	1,891,063

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	2,918	$2,938,926
Term Loan, 4.00%, Maturing November 1, 2019	3,102	3,122,610
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017	582	587,548
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	1,260	1,218,888
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	2,019	2,026,989
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020	103	103,585
Term Loan, 4.25%, Maturing August 31, 2020	339	340,554
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 15, 2019	1,400	1,393,000
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	2,897	2,923,193
HCA, Inc.
Term Loan, 3.00%, Maturing March 31, 2017	2,343	2,351,541
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	2,253	2,256,252
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019	1,504	1,515,072
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,633	1,646,199
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	1,007	993,712
Term Loan, 7.75%, Maturing May 15, 2018	2,396	2,365,183
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	1,635	1,637,779
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	4,530	4,572,357
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	543	521,400
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	436	437,063
Medpace, Inc.
Term Loan, 5.25%, Maturing June 16, 2017	527	527,095
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	653	656,270
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	475	478,769
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	2,860	2,884,602
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	1,215	1,224,301

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		2,938	$2,970,863
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018		1,911	1,926,678
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020		1,275	1,279,117
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018		1,659	1,665,471
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019		550	552,609
Select Medical Corporation
Term Loan, 4.00%, Maturing June 1, 2018		1,400	1,408,416
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018		642	645,082
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 13, 2020		349	343,452
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		1,442	1,355,304
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019		1,634	1,639,115
U.S. Renal Care, Inc.
Term Loan, 5.25%, Maturing July 3, 2019		225	227,813
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017		769	773,514
Term Loan, 4.42%, Maturing April 3, 2017		1,088	1,094,413

			$80,936,289

Home Furnishings — 0.5%
Serta/Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		1,612	$1,626,543
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		1,529	1,528,557

			$3,155,100

Industrial Equipment — 3.0%
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018		320	$321,473
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		721	726,585
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		1,850	1,853,049
Term Loan, 4.75%, Maturing July 30, 2020	EUR	400	547,852
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020		1,721	1,720,151

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018	953	$957,735
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	3,147	3,167,579
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017	127	127,695
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020	398	398,166
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	750	745,781
Rexnord LLC
Term Loan, 4.00%, Maturing August 20, 2020	4,625	4,637,284
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	742	748,803
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	926	924,477
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017	522	525,117
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	336	337,054

		$17,738,801

Insurance — 4.4%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	1,960	$1,973,346
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	4,795	4,810,982
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	2,302	2,316,468
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	8,660	8,667,001
Term Loan, 3.50%, Maturing July 8, 2020	973	953,111
Compass Investors Inc.
Term Loan, 5.00%, Maturing December 27, 2019	2,109	2,121,717
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	474	472,530
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	894	894,927
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	2,825	2,841,775
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	648	651,009

		$25,702,866

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 6.0%
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	3,225	$3,242,710
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	893	899,056
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	2,503	2,519,104
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing June 1, 2016	965	968,318
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	1,970	1,988,415
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	773	779,183
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	1,194	1,204,447
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	456	457,710
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	975	971,953
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	2,572	2,578,167
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018	1,046	502,288
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	695	614,850
Term Loan - Second Lien, 7.17%, Maturing June 21, 2015(2)	800	550,800
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	1,191	1,203,974
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	3,650	3,660,103
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	2,872	2,852,986
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	1,445	1,455,511
SRAM, LLC
Term Loan, 4.00%, Maturing April 10, 2020	1,918	1,910,974
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	1,739	1,744,140
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	474	474,701
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	1,000	1,013,750
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	550	550,429

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020		2,878	$2,892,641

			$35,036,210

Lodging and Casinos — 4.2%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		407	$413,288
Bally Technologies, Inc.
Term Loan, Maturing August 31, 2020(4)		1,325	1,329,141
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		500	501,063
Caesars Entertainment Operating Company
Term Loan, 5.49%, Maturing January 26, 2018		1,460	1,374,052
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		875	883,659
Four Seasons Holdings Inc.
Term Loan - Second Lien, 6.25%, Maturing December 28, 2020		2,650	2,729,500
Gala Group LTD
Term Loan, 5.49%, Maturing May 25, 2018	GBP	3,125	5,062,963
Hilton Worldwide Finance, LLC
Term Loan, 4.00%, Maturing October 26, 2020		7,850	7,904,463
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		2,481	2,484,610
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		998	999,578
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019		500	505,312
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		345	346,474

			$24,534,103

Nonferrous Metals / Minerals — 2.8%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020		1,791	$1,713,391
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		3,611	3,509,153
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020		522	536,740
Fairmount Minerals LTD
Term Loan, 5.00%, Maturing September 5, 2019		2,050	2,068,846
Murray Energy Corporation
Term Loan, 4.75%, Maturing May 24, 2019		399	398,900

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,010	$931,379
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,655	2,671,721
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	469	473,607
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	775	791,953
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	1,163	1,068,736
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	500	455,000
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	1,607	1,578,311

		$16,197,737

Oil and Gas — 4.9%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	521	$525,947
Term Loan - Second Lien, 8.75%, Maturing December 18, 2020	1,800	1,824,750
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	1,800	1,822,500
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	153	154,521
Term Loan, 9.00%, Maturing June 23, 2017	2,179	2,224,930
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,948	1,996,203
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	1,181	1,188,961
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	800	807,247
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	7,453	7,502,894
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	1,735	1,741,470
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	449	450,736
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	1,850	1,869,079
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	1,994	2,002,945
Term Loan, 5.00%, Maturing September 25, 2019	161	162,112
Term Loan, 5.00%, Maturing September 25, 2019	264	265,407

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tallgrass Operations, LLC
Term Loan, 5.25%, Maturing November 13, 2018	1,138	$1,148,655
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	3,130	3,136,955

		$28,825,312

Publishing — 5.3%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	771	$766,306
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	1,100	1,102,750
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017	1,908	1,910,898
Flint Group SA
Term Loan, 6.65%, Maturing December 30, 2016	93	92,832
Term Loan, 6.65%, Maturing December 30, 2016	1,543	1,534,543
Term Loan, 6.65%, Maturing December 30, 2016	1,614	1,613,489
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	4,739	4,177,892
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018	4,129	4,136,399
Lamar Media Corporation
Term Loan, 4.00%, Maturing December 30, 2016	39	38,634
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	7,440	7,499,042
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019	821	836,010
Media General Inc.
Term Loan, 3.25%, Maturing July 31, 2020(6)	1,125	1,132,031
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018	680	687,737
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020	375	376,719
Nelson Education Ltd.
Term Loan, 2.75%, Maturing July 3, 2014	441	337,445
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019	600	595,000
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	1,047	1,027,056
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020	1,125	1,126,406
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019	1,687	1,690,616

		$30,681,805

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television — 3.3%
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016		384	$373,133
Term Loan, 6.92%, Maturing January 30, 2019		1,132	1,085,407
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		4,434	4,473,547
Term Loan - Second Lien, 7.50%, Maturing September 16, 2019		1,000	1,026,550
Entercom Radio, LLC
Term Loan, 5.02%, Maturing November 23, 2018		447	450,781
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		1,307	1,313,881
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		440	443,192
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		806	812,522
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		590	593,852
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		407	408,307
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		962	965,803
Nine Entertainment Group Limited
Term Loan, 3.25%, Maturing February 5, 2020		746	743,219
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		855	858,520
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		498	492,003
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		1,112	1,117,674
Univision Communications Inc.
Term Loan, 4.50%, Maturing March 2, 2020		3,806	3,824,049

			$18,982,440

Retailers (Except Food and Drug) — 7.4%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		1,945	$1,964,129
B&M Retail Limited
Term Loan, 6.01%, Maturing February 18, 2020	GBP	1,825	2,939,614
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		1,340	1,349,731
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		4,951	4,931,654
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		645	647,539

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		667	$669,496
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,122	1,136,636
Hudson’s Bay Company
Term Loan, Maturing October 7, 2020(4)		3,925	3,981,912
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		2,051	2,061,013
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,914	1,915,955
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,562	2,573,783
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		785	788,590
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020		4,300	4,333,144
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		471	472,322
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		2,360	2,369,999
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		471	474,679
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,198	2,209,969
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		1,751	1,756,409
Term Loan, 4.25%, Maturing August 7, 2019		593	595,710
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		2,050	2,050,855
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		825	808,706
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		1,280	1,257,348
Vivarte SA
Term Loan, 2.34%, Maturing March 9, 2015	EUR	29	35,823
Term Loan, 2.34%, Maturing March 9, 2015	EUR	62	78,324
Term Loan, 2.34%, Maturing March 9, 2015	EUR	347	435,335
Term Loan, 2.84%, Maturing March 8, 2016	EUR	18	23,072
Term Loan, 2.84%, Maturing March 8, 2016	EUR	71	89,253
Term Loan, 2.84%, Maturing March 8, 2016	EUR	440	552,518
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		618	574,275

			$43,077,793

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 2.0%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		1,040	$1,057,691
FMG Resources (August 2006) Pty Ltd.
Term Loan, 5.25%, Maturing October 18, 2017		5,767	5,790,013
JFB Firth Rixson Inc.
Term Loan, 5.00%, Maturing June 30, 2017	GBP	744	1,193,158
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		683	686,562
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		463	463,125
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing December 31, 2013		825	827,063
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		152	151,382
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017		1,456	1,462,948

			$11,631,942

Surface Transport — 0.5%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018		1,787	$1,796,735
Swift Transportation Co., Inc.
Term Loan, 4.00%, Maturing December 21, 2017		1,201	1,211,321

			$3,008,056

Telecommunications — 5.3%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		1,045	$1,042,465
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020		398	397,503
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		471	474,286
Term Loan, 4.75%, Maturing March 9, 2020		3,067	3,085,284
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019		2,989	2,986,882
Intelsat Jackson Holdings S.A.
Term Loan, 4.25%, Maturing April 2, 2018		9,801	9,867,319
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019		744	751,819
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		343	343,719
Term Loan, 3.75%, Maturing September 27, 2019		156	156,344

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,188	$1,192,365
Term Loan, 4.00%, Maturing April 23, 2019	1,776	1,784,003
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	6,740	6,765,218
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	1,908	1,919,602

		$30,766,809

Utilities — 2.4%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	2,677	$2,698,600
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	1,047	1,036,465
Term Loan, 3.25%, Maturing January 31, 2022	399	395,841
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	929	935,783
Term Loan, 4.00%, Maturing April 2, 2018	2,730	2,749,389
Term Loan, 4.00%, Maturing October 9, 2019	817	822,429
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	967	968,534
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	574	577,028
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	632	637,461
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	534	539,117
Power Team Services, LLC
Term Loan, 3.69%, Maturing May 6, 2020(6)	33	32,833
Term Loan, 4.25%, Maturing May 6, 2020	266	262,808
Raven Power Finance, LLC
Term Loan, 7.25%, Maturing November 15, 2018	496	507,416
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.70%, Maturing October 10, 2017	2,707	1,812,530

		$13,976,234

Total Senior Floating-Rate Interests (identified cost $822,939,013)		$824,556,122

Corporate Bonds & Notes — 12.3%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.0%(3)
Alliant Techsystems, Inc.
5.25%, 10/1/21(7)	45	$45,394
GenCorp, Inc.
7.125%, 3/15/21(7)	50	53,750

		$99,144

Automotive — 0.1%
American Axle & Manufacturing, Inc.
9.25%, 1/15/17(7)	51	$54,315
General Motors Financial Co., Inc.
4.75%, 8/15/17(7)	70	74,375
3.25%, 5/15/18(7)	10	9,988
4.25%, 5/15/23(7)	40	38,500
Navistar International Corp.
8.25%, 11/1/21	105	107,756

		$284,934

Beverage and Tobacco — 0.0%(3)
Constellation Brands, Inc.
6.00%, 5/1/22	105	$114,975
4.25%, 5/1/23	105	100,931

		$215,906

Brokers, Dealers and Investment Houses — 0.0%(3)
Alliance Data Systems Corp.
6.375%, 4/1/20(7)	55	$57,612
E*TRADE Financial Corp.
6.00%, 11/15/17	15	15,975
6.375%, 11/15/19	45	48,375
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(7)	35	36,050

		$158,012

Building and Development — 0.1%
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(7)	55	$56,925
Builders FirstSource, Inc.
7.625%, 6/1/21(7)	70	72,975
HD Supply, Inc.
8.125%, 4/15/19	35	39,295
7.50%, 7/15/20(7)	30	31,725
11.50%, 7/15/20	35	42,306

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Interline Brands, Inc.
10.00%, 11/15/18(5)	130	$143,000
Nortek, Inc.
10.00%, 12/1/18	85	94,137
8.50%, 4/15/21	50	55,063
USG Corp.
5.875%, 11/1/21(7)	20	20,425

		$555,851

Business Equipment and Services — 0.2%
ADT Corp. (The)
6.25%, 10/15/21(7)	105	$111,562
Education Management, LLC/Education Management Finance Corp.
15.00%, 7/1/18(13)	56	60,587
FTI Consulting, Inc.
6.00%, 11/15/22	40	41,000
IMS Health, Inc.
6.00%, 11/1/20(7)	75	78,188
Iron Mountain, Inc.
6.00%, 8/15/23	95	97,137
National CineMedia, LLC
6.00%, 4/15/22	790	825,550
TransUnion Holding Co., Inc.
8.125%, 6/15/18	100	107,125
United Rentals North America, Inc.
8.375%, 9/15/20	20	22,450
7.625%, 4/15/22	25	28,125

		$1,371,724

Cable and Satellite Television — 0.3%
AMC Networks, Inc.
4.75%, 12/15/22	35	$34,038
CCO Holdings, LLC/CCO Capital Corp.
5.25%, 9/30/22	155	146,475
5.75%, 1/15/24	70	66,500
DISH DBS Corp.
6.75%, 6/1/21	205	222,937
5.875%, 7/15/22	70	72,012
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)	1,000	992,500

		$1,534,462

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.7%
Chemtura Corp.
5.75%, 7/15/21		25	$25,438
Hexion US Finance Corp.
6.625%, 4/15/20		2,950	3,009,000
Ineos Finance PLC
7.25%, 2/15/19(7)(8)	EUR	1,000	1,449,397
8.375%, 2/15/19(7)		1,825	2,041,719
7.50%, 5/1/20(7)		800	878,000
Milacron, LLC/Mcron Finance Corp.
7.75%, 2/15/21(7)		20	21,000
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		130	134,225
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(7)		2,000	2,005,000
Tronox Finance, LLC
6.375%, 8/15/20		155	158,875

			$9,722,654

Clothing / Textiles — 0.0%(3)
Levi Strauss & Co.
6.875%, 5/1/22		40	$43,600
Quiksilver, Inc./QS Wholesale, Inc.
7.875%, 8/1/18(7)		10	10,750
10.00%, 8/1/20(7)		5	5,488
SIWF Merger Sub, Inc.
6.25%, 6/1/21(7)		20	20,150

			$79,988

Commercial Services — 0.0%(3)
TMS International Corp.
7.625%, 10/15/21(7)		45	$47,250

			$47,250

Conglomerates — 0.0%(3)
Belden, Inc.
5.50%, 9/1/22(7)		20	$20,100
Harbinger Group, Inc.
7.875%, 7/15/19(7)		35	37,362
Spectrum Brands Escrow Corp.
6.375%, 11/15/20(7)		50	53,250
6.625%, 11/15/22(7)		70	74,900

			$185,612

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.7%
BOE Merger Corp.
9.50%, 11/1/17(5)(7)		80	$84,800
Crown Americas, LLC/Crown Americas Capital Corp. IV
4.50%, 1/15/23(7)		50	47,125
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		3,875	4,020,312
Sealed Air Corp.
8.375%, 9/15/21(7)		10	11,500

			$4,163,737

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(5)		125	$129,453
Party City Holdings, Inc.
8.875%, 8/1/20(7)		120	131,700
Sun Products Corp. (The)
7.75%, 3/15/21(7)		70	63,350

			$324,503

Diversified Financial Services — 0.4%
Denali Borrower, LLC/Denali Finance Corp.
5.625%, 10/15/20(7)		60	$59,550
KION Finance SA
4.725%, 2/15/20(7)(8)	EUR	1,300	1,799,210
SLM Corp.
5.50%, 1/15/19		160	166,338

			$2,025,098

Drugs — 0.1%
Capsugel SA
7.00%, 5/15/19(5)(7)		25	$25,000
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(7)		240	257,400
7.50%, 7/15/21(7)		70	78,050

			$360,450

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc.
8.25%, 10/1/20(7)		50	$52,750
Clean Harbors, Inc.
5.25%, 8/1/20		50	51,625
5.125%, 6/1/21		25	25,469

Security	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Environmental Systems Product Holdings, Inc.
16.00%, 3/31/15(2)(7)	531	$449,638

		$579,482

Electronics / Electrical — 0.1%
Alcatel-Lucent USA, Inc.
8.875%, 1/1/20(7)	200	$217,250
BMC Software Finance, Inc.
8.125%, 7/15/21(7)	95	100,937
CommScope Holding Co., Inc.
6.625%, 6/1/20(5)(7)	55	56,513
Freescale Semiconductor, Inc.
6.00%, 1/15/22(7)	55	55,756
Infor US, Inc.
9.375%, 4/1/19	60	68,100
NCR Corp.
5.00%, 7/15/22	60	59,400
Nuance Communications, Inc.
5.375%, 8/15/20(7)	120	119,700

		$677,656

Entertainment — 0.0%(3)
GLP Capital, LP/GLP Financing II, Inc.
4.375%, 11/1/18(7)	10	$10,225
4.875%, 11/1/20(7)	105	106,050
5.375%, 11/1/23(7)	60	60,750

		$177,025

Equipment Leasing — 0.4%
Air Lease Corp.
4.50%, 1/15/16	260	$274,300
International Lease Finance Corp.
8.625%, 9/15/15	1,000	1,116,250
6.75%, 9/1/16(7)	350	390,688
7.125%, 9/1/18(7)	350	404,687

		$2,185,925

Financial Intermediaries — 1.3%
Ally Financial, Inc.
2.46%, 12/1/14(8)	55	$55,338
0.00%, 6/15/15	80	75,700
3.50%, 7/18/16	500	513,750

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
CIT Group, Inc.
5.50%, 2/15/19(7)		45	$48,938
5.375%, 5/15/20		10	10,763
5.00%, 8/15/22		20	20,338
First Data Corp.
7.375%, 6/15/19(7)		1,000	1,081,250
6.75%, 11/1/20(7)		1,480	1,574,350
11.25%, 1/15/21(7)		65	71,744
10.625%, 6/15/21(7)		65	70,119
Ford Motor Credit Co., LLC
12.00%, 5/15/15		2,250	2,634,869
Lender Processing Services, Inc.
5.75%, 4/15/23		75	78,562
UPCB Finance II, Ltd.
6.375%, 7/1/20(7)	EUR	1,000	1,453,063

			$7,688,784

Food Products — 0.0%(3)
B&G Foods, Inc.
4.625%, 6/1/21		25	$24,469
Michael Foods Holding, Inc.
8.50%, 7/15/18(5)(7)		50	52,750
Post Holdings, Inc.
7.375%, 2/15/22(7)		15	16,069

			$93,288

Food Service — 0.0%(3)
Aramark Corp.
5.75%, 3/15/20(7)		35	$36,838
Pinnacle Operating Corp.
9.00%, 11/15/20(7)		40	41,900

			$78,738

Food / Drug Retailers — 0.0%(3)
Pantry, Inc. (The)
8.375%, 8/1/20		70	$74,725

			$74,725

Health Care — 1.0%
Accellent, Inc.
8.375%, 2/1/17		135	$142,256
Air Medical Group Holdings, Inc.
9.25%, 11/1/18		4	4,340

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alere, Inc.
8.625%, 10/1/18		45	$49,106
6.50%, 6/15/20		35	36,225
Amsurg Corp.
5.625%, 11/30/20		20	20,200
Biomet, Inc.
6.50%, 8/1/20		170	181,475
Community Health Systems, Inc.
5.125%, 8/15/18		2,190	2,283,075
7.125%, 7/15/20		120	126,450
ConvaTec Finance International SA
8.25%, 1/15/19(5)(7)		200	206,750
DaVita, Inc.
5.75%, 8/15/22		215	221,719
HCA Holdings, Inc.
6.25%, 2/15/21		85	89,463
HCA, Inc.
6.50%, 2/15/20		20	22,300
4.75%, 5/1/23		1,050	1,014,562
Hologic, Inc.
6.25%, 8/1/20		245	261,537
INC Research, LLC
11.50%, 7/15/19(7)		55	60,225
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18		45	50,766
MPH Intermediate Holding Co. 2
8.375%, 8/1/18(5)(7)		180	187,650
Tenet Healthcare Corp.
6.00%, 10/1/20(7)		55	58,266
4.375%, 10/1/21(7)		600	576,750
8.125%, 4/1/22(7)		105	115,238
United Surgical Partners International, Inc.
9.00%, 4/1/20		60	67,500
VWR Funding, Inc.
7.25%, 9/15/17		90	96,300

			$5,872,153

Home Furnishings — 0.2%
Libbey Glass, Inc.
6.875%, 5/15/20		662	$714,960
Sanitec Corp.
4.976%, 5/15/18(7)(8)	EUR	250	345,802
Tempur Sealy International, Inc.
6.875%, 12/15/20		40	42,900

			$1,103,662

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Homebuilders / Real Estate — 0.0%(3)
BC Mountain, LLC/BC Mountain Finance, Inc.
7.00%, 2/1/21(7)		65	$66,138

			$66,138

Industrial Equipment — 0.0%(3)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(2)(9)		76	$58,736
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		40	40,600

			$99,336

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(7)		45	$46,800
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		1,050	1,110,375
Onex USI Acquisition Corp.
7.75%, 1/15/21(7)		115	117,875
Towergate Finance PLC
6.014%, 2/15/18(7)(8)	GBP	650	1,042,209

			$2,317,259

Leisure Goods / Activities / Movies — 0.1%
Activision Blizzard, Inc.
6.125%, 9/15/23(7)		35	$36,662
AMC Entertainment, Inc.
8.75%, 6/1/19		110	118,937
Bombardier, Inc.
4.25%, 1/15/16(7)		50	52,375
MISA Investments, Ltd.
8.625%, 8/15/18(5)(7)		55	57,062
NCL Corp., Ltd.
5.00%, 2/15/18(7)		30	30,412
Regal Entertainment Group
5.75%, 2/1/25		25	23,938
Royal Caribbean Cruises
6.875%, 12/1/13		35	35,219
7.25%, 6/15/16		25	28,313
7.25%, 3/15/18		50	57,500
Seven Seas Cruises, S. de R.L.
9.125%, 5/15/19		65	71,744
Viking Cruises, Ltd.
8.50%, 10/15/22(7)		60	67,500

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
WMG Acquisition Corp.
6.00%, 1/15/21(7)	45	$47,475

		$627,137

Lodging and Casinos — 0.8%
Buffalo Thunder Development Authority
9.375%, 12/15/14(7)(10)	480	$182,400
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	2,100	1,946,437
9.00%, 2/15/20	555	523,088
9.00%, 2/15/20	1,175	1,107,437
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21(7)	175	180,141
Inn of the Mountain Gods Resort & Casino
9.25%, 11/30/20(7)	58	55,390
MGM Resorts International
6.625%, 12/15/21	120	128,400
7.75%, 3/15/22	30	34,125
Mohegan Tribal Gaming Authority
11.00%, 9/15/18(7)	50	50,219
Penn National Gaming, Inc.
5.875%, 11/1/21(7)	45	45,225
Station Casinos, LLC
7.50%, 3/1/21	85	91,588
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp.
6.375%, 6/1/21(7)	20	19,250
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(7)	310	283,650
Waterford Gaming, LLC
8.625%, 9/15/14(2)(7)	142	66,498

		$4,713,848

Mining, Steel, Iron and Nonprecious Metals — 0.1%
ArcelorMittal
6.75%, 2/25/22	25	$27,312
Eldorado Gold Corp.
6.125%, 12/15/20(7)	120	120,000
IAMGOLD Corp.
6.75%, 10/1/20(7)	100	89,750
Inmet Mining Corp.
8.75%, 6/1/20(7)	30	33,300
7.50%, 6/1/21(7)	50	53,250

		$323,612

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.0%(3)
New Gold, Inc.
7.00%, 4/15/20(7)	40	$41,550
6.25%, 11/15/22(7)	70	69,300

		$110,850

Oil and Gas — 0.6%
Antero Resources Finance Corp.
6.00%, 12/1/20	15	$15,900
5.375%, 11/1/21(7)	85	86,434
Atlas Energy Holdings Operating Co., LLC
7.75%, 1/15/21(7)	30	28,500
Atlas Pipeline Partners, LP
4.75%, 11/15/21(7)	30	28,350
Berry Petroleum Co.
6.375%, 9/15/22	20	20,700
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	74,550
Bristow Group, Inc.
6.25%, 10/15/22	80	84,300
Chesapeake Energy Corp.
6.125%, 2/15/21	115	126,213
5.75%, 3/15/23	100	106,500
Concho Resources, Inc.
5.50%, 4/1/23	165	172,012
Continental Resources, Inc.
5.00%, 9/15/22	160	167,400
4.50%, 4/15/23	35	35,481
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(7)	70	70,700
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	125	125,938
Energy Transfer Equity, L.P.
7.50%, 10/15/20	60	69,600
EP Energy, LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	210	243,600
EP Energy, LLC/Everest Acquisition Finance, Inc.
6.875%, 5/1/19	290	313,200
7.75%, 9/1/22	35	39,550
EPL Oil & Gas, Inc.
8.25%, 2/15/18	75	80,813
Kodiak Oil & Gas Corp.
5.50%, 1/15/21(7)	15	15,450
Laredo Petroleum, Inc.
7.375%, 5/1/22	90	97,875

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
MEG Energy Corp.
6.375%, 1/30/23(7)	100	$101,125
Murphy Oil USA, Inc.
6.00%, 8/15/23(7)	135	137,700
Newfield Exploration Co.
5.625%, 7/1/24	120	123,000
Oasis Petroleum, Inc.
6.875%, 3/15/22(7)	80	86,800
6.875%, 1/15/23	135	147,150
Plains Exploration & Production Co.
6.875%, 2/15/23	185	205,812
Rosetta Resources, Inc.
5.625%, 5/1/21	60	60,900
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21(7)	170	172,550
Sabine Pass LNG, LP
6.50%, 11/1/20	100	105,000
Samson Investment Company
10.25%, 2/15/20(7)	30	32,550
SandRidge Energy, Inc.
7.50%, 3/15/21	30	31,950
8.125%, 10/15/22	5	5,350
Seven Generations Energy, Ltd.
8.25%, 5/15/20(7)	70	75,250
SM Energy Co.
6.50%, 1/1/23	75	80,625
Tesoro Corp.
5.375%, 10/1/22	105	104,475

		$3,473,303

Pipelines — 0.0%(3)
Kinder Morgan, Inc.
5.00%, 2/15/21(7)	75	$75,200
5.625%, 11/15/23(7)	40	40,000

		$115,200

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(7)	605	$668,525
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21(7)	115	124,775

		$793,300

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.4%
Clear Channel Communications, Inc.
9.00%, 12/15/19	953	$972,060
11.25%, 3/1/21	90	97,087
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	52,250
Series B, 6.50%, 11/15/22	90	94,950
Sirius XM Radio, Inc.
5.875%, 10/1/20(7)	75	77,813
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	71,050
Univision Communications, Inc.
6.75%, 9/15/22(7)	825	903,375
5.125%, 5/15/23(7)	45	44,775

		$2,313,360

Real Estate Investment Trusts (REITs) — 0.0%(3)
RHP Hotel Properties, LP/RHP Finance Corp.
5.00%, 4/15/21(7)	15	$14,588

		$14,588

Retailers (Except Food and Drug) — 0.3%
Burlington Holdings, LLC/Burlington Holding Finance, Inc.
9.00%, 2/15/18(5)(7)	26	$26,813
Claire’s Stores, Inc.
9.00%, 3/15/19(7)	130	145,925
6.125%, 3/15/20(7)	80	81,000
Hot Topic, Inc.
9.25%, 6/15/21(7)	130	136,825
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
7.50%, 8/1/18(5)(7)	235	243,812
Michaels Stores, Inc.
7.75%, 11/1/18	60	65,025
Neiman Marcus Group, Ltd., Inc.
8.00%, 10/15/21(7)	50	51,438
8.75%, 10/15/21(5)(7)	60	61,950
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(5)(7)	115	118,162
Petco Holdings, Inc.
8.50%, 10/15/17(5)(7)	200	205,000
Radio Systems Corp.
8.375%, 11/1/19(7)	60	66,450
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	175	182,437

		$1,384,837

Security	Principal Amount* (000’s omitted)	Value

Software and Services — 0.0%(3)
Audatex North America, Inc.
6.00%, 6/15/21(7)	50	$51,875
Healthcare Technology Intermediate, Inc.
7.375%, 9/1/18(5)(7)	75	77,906

		$129,781

Steel — 0.0%(3)
AK Steel Corp.
8.75%, 12/1/18	35	$38,675

		$38,675

Surface Transport — 0.0%(3)
Hertz Corp. (The)
6.25%, 10/15/22	50	$52,625
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(7)	35	34,825

		$87,450

Telecommunications — 1.3%
Avaya, Inc.
9.00%, 4/1/19(7)	50	$50,500
10.50%, 3/1/21(7)	485	424,375
Crown Castle International Corp.
5.25%, 1/15/23	100	99,500
Frontier Communications Corp.
7.625%, 4/15/24	55	58,300
Hughes Satellite Systems Corp.
6.50%, 6/15/19	1,000	1,077,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20	160	174,400
Intelsat Luxembourg SA
7.75%, 6/1/21(7)	155	164,106
8.125%, 6/1/23(7)	120	127,350
MetroPCS Wireless, Inc.
6.25%, 4/1/21(7)	40	42,000
6.625%, 4/1/23(7)	55	57,750
NII International Telecom SCA
7.875%, 8/15/19(7)	70	61,250
SBA Communications Corp.
5.625%, 10/1/19	60	61,950
SBA Telecommunications, Inc.
5.75%, 7/15/20	85	88,825

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Softbank Corp.
4.50%, 4/15/20(7)		200	$198,050
Sprint Corp.
7.25%, 9/15/21(7)		75	81,094
7.875%, 9/15/23(7)		170	184,875
Sprint Nextel Corp.
7.00%, 8/15/20		655	705,762
6.00%, 11/15/22		110	108,900
T-Mobile USA, Inc.
6.633%, 4/28/21		50	53,063
6.731%, 4/28/22		35	37,100
6.836%, 4/28/23		15	15,919
Virgin Media Secure Finance PLC
5.375%, 4/15/21(7)		925	934,250
6.00%, 4/15/21(7)	GBP	950	1,580,350
Wind Acquisition Finance SA
5.479%, 4/30/19(7)(8)	EUR	500	692,452
6.50%, 4/30/20(7)		475	491,625
Windstream Corp.
7.75%, 10/1/21(7)		90	96,525
6.375%, 8/1/23		40	39,000

			$7,706,771

Utilities — 1.4%
Calpine Corp.
7.50%, 2/15/21(7)		4,253	$4,614,505
7.875%, 1/15/23(7)		3,015	3,293,887
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
6.875%, 8/15/17(7)		35	35,963

			$7,944,355

Total Corporate Bonds & Notes (identified cost $68,861,145)			$71,920,563

Asset-Backed Securities — 2.6%

Security		Principal Amount (000’s omitted)	Value
Babson Ltd., Series 2005-1A, Class C1, 2.194%, 4/15/19(7)(8)		$753	$720,226
Babson Ltd., Series 2013-IA, Class C, 2.942%, 4/20/25(7)(8)		450	439,445
Babson Ltd., Series 2013-IA, Class D, 3.742%, 4/20/25(7)(8)		350	336,943

Security	Principal Amount (000’s omitted)	Value

Babson Ltd., Series 2013-IA, Class E, 4.642%, 4/20/25(7)(8)	$225	$203,692
Centurion CDO VIII Ltd., Series 2005-8A, Class D, 5.758%, 3/8/17(7)(8)	985	984,999
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.994%, 7/17/19(7)(8)	750	709,572
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.896%, 4/21/25(7)(8)	2,650	2,545,216
Comstock Funding Ltd., Series 2006-1A, Class D, 4.511%, 5/30/20(7)(8)	692	642,894
Dryden Senior XXII Loan Fund, Series 2013-28A, Class A3L, 2.992%, 8/15/25(7)(8)	1,500	1,468,006
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B1L, 3.492%, 8/15/25(7)(8)	640	596,744
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B2L, 4.192%, 8/15/25(7)(8)	430	364,197
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.942%, 4/20/25(7)(8)	400	385,988
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.742%, 4/20/25(7)(8)	450	428,775
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.022%, 7/17/25(7)(8)	925	896,870
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.622%, 7/17/25(7)(8)	925	873,191
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.772%, 7/17/25(7)(8)	1,125	1,012,816
Race Point CLO, Ltd., Series 2012-7A, Class D, 4.516%, 11/8/24(7)(8)	1,750	1,744,360
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.488%, 4/25/21(7)(8)	1,000	953,223

Total Asset-Backed Securities (identified cost $15,205,686)		$15,307,157

Common Stocks — 1.0%

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(2)(9)(11)	18,702	$757,431

		$757,431

Building and Development — 0.1%
Panolam Holdings Co.(2)(11)(12)	253	$246,569
United Subcontractors, Inc.(2)(9)	536	8,347

		$254,916

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Ecological Services and Equipment — 0.1%
Environmental Systems Products Holdings, Inc.(2)(11)(12)	6,211	$539,612

		$539,612

Food Service — 0.1%
Buffets Restaurants Holdings, Inc.(2)(9)(11)	44,318	$254,829

		$254,829

Lodging and Casinos — 0.1%
Greektown Superholdings, Inc.(11)	71	$5,680
Tropicana Entertainment, Inc.(9)(11)	35,670	702,342

		$708,022

Nonferrous Metals / Minerals — 0.0%(3)
Euramax International, Inc.(9)(11)	701	$145,499

		$145,499

Publishing — 0.5%
ION Media Networks, Inc.(2)(9)	3,990	$2,606,188
MediaNews Group, Inc.(2)(9)(11)	10,718	275,665

		$2,881,853

Total Common Stocks (identified cost $2,739,567)		$5,542,162

Preferred Stocks — 0.0%(3)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(3)
Environmental Systems Products Holdings, Inc., Series A(2)(11)(12)	1,422	$89,529

Total Preferred Stocks (identified cost $24,885)		$89,529

Miscellaneous — 0.0%(3)

Security	Shares	Value

Oil and Gas — 0.0%(3)
SemGroup Corp., Escrow Certificate(11)	540,000	$10,800

Total Miscellaneous (identified cost $0)		$10,800

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$6,115	$6,115,071

Total Short-Term Investments (identified cost $6,115,071)		$6,115,071

Total Investments — 158.5% (identified cost $915,885,367)		$923,541,404

Less Unfunded Loan Commitments — (0.2)%		$(1,143,833)

Net Investments — 158.3% (identified cost $914,741,534)		$922,397,571

Other Assets, Less Liabilities — (35.8)%		$(208,568,454)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (22.5)%		$(131,305,824)

Net Assets Applicable to Common Shares — 100.0%		$582,523,293

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor In Possession
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(3)	Amount is less than 0.05%.

(4)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par. The interest rate paid in additional par is generally higher than the indicated cash rate.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Portfolio of Investments — continued

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $55,468,292 or 9.5% of the Trust’s net assets applicable to common shares.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrued status.

(11)	Non-income producing security.

(12)	Restricted security (see Note 8).

(13)	Multi-step coupon bond. Interest rate represents rate in effect at October 31, 2013.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $908,626,463)	$916,282,500
Affiliated investment, at value (identified cost, $6,115,071)	6,115,071
Cash	6,338,031
Restricted cash*	1,119,081
Foreign currency, at value (identified cost, $552,161)	551,428
Interest receivable	4,194,195
Interest receivable from affiliated investment	1,737
Receivable for investments sold	4,584,939
Receivable for open forward foreign currency exchange contracts	59,038
Receivable from the transfer agent	66,386
Prepaid expenses	40,301
Total assets	$939,352,707

Liabilities
Notes payable	$210,000,000
Payable for investments purchased	13,968,256
Payable for open forward foreign currency exchange contracts	379,169
Payable to affiliates:
Investment adviser fee	587,326
Trustees’ fees	3,085
Accrued expenses	585,754
Total liabilities	$225,523,590
Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,305,824
Net assets applicable to common shares	$582,523,293

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,841,535 shares issued and outstanding	$368,415
Additional paid-in capital	684,675,373
Accumulated net realized loss	(112,835,752)
Accumulated undistributed net investment income	3,073,969
Net unrealized appreciation	7,241,288
Net assets applicable to common shares	$582,523,293

Net Asset Value Per Common Share
($582,523,293 ÷ 36,841,535 common shares issued and outstanding)	$15.81

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income	$45,768,145
Dividends	187,116
Interest income allocated from affiliated investment	18,465
Expenses allocated from affiliated investment	(2,158)
Total investment income	$45,971,568

Expenses
Investment adviser fee	$6,655,760
Trustees’ fees and expenses	35,479
Custodian fee	386,317
Transfer and dividend disbursing agent fees	18,048
Legal and accounting services	177,967
Printing and postage	83,149
Interest expense and fees	2,232,679
Preferred shares service fee	199,914
Miscellaneous	173,598
Total expenses	$9,962,911
Deduct —
Reduction of custodian fee	$42
Total expense reductions	$42

Net expenses	$9,962,869

Net investment income	$36,008,699

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,804,441
Investment transactions allocated from affiliated investment	378
Foreign currency and forward foreign currency exchange contract transactions	(1,224,589)
Net realized gain	$3,580,230
Change in unrealized appreciation (depreciation) —
Investments	$941,340
Foreign currency and forward foreign currency exchange contracts	83,904
Net change in unrealized appreciation (depreciation)	$1,025,244

Net realized and unrealized gain	$4,605,474

Distributions to preferred shareholders
From net investment income	$(204,473)

Net increase in net assets from operations	$40,409,700

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$36,008,699	$37,073,434
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	3,580,230	6,136,350
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	1,025,244	16,979,301
Distributions to preferred shareholders —
From net investment income	(204,473)	(218,137)
Net increase in net assets from operations	$40,409,700	$59,970,948
Distributions to common shareholders —
From net investment income	$(36,970,442)	$(35,540,737)
Total distributions to common shareholders	$(36,970,442)	$(35,540,737)
Capital share transactions —
Reinvestment of distributions to common shareholders	$818,431	$651,989
Proceeds from shelf offering, net of offering costs (see Note 6)	49,800,858	—
Net increase in net assets from capital share transactions	$50,619,289	$651,989

Net increase in net assets	$54,058,547	$25,082,200

Net Assets Applicable to Common Shares
At beginning of year	$528,464,746	$503,382,546
At end of year	$582,523,293	$528,464,746

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$3,073,969	$3,076,692

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2013
Net increase in net assets from operations	$40,409,700
Distributions to preferred shareholders	204,473
Net increase in net assets from operations excluding distributions to preferred shareholders	$40,614,173
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(487,855,116)
Investments sold and principal repayments	401,030,826
Decrease in short-term investments, net	9,001,259
Net amortization/accretion of premium (discount)	(1,778,738)
Increase in restricted cash	(709,081)
Increase in interest receivable	(402,644)
Decrease in interest receivable from affiliated investment	503
Increase in receivable for open forward foreign currency exchange contracts	(52,964)
Decrease in receivable from the transfer agent	6,622
Increase in prepaid expenses	(2,058)
Decrease in payable for open forward foreign currency exchange contracts	(46,486)
Increase in payable to affiliate for investment adviser fee	55,144
Increase in payable to affiliate for Trustees’ fees	346
Increase in accrued expenses	225,259
Increase in unfunded loan commitments	1,022,211
Net change in unrealized (appreciation) depreciation from investments	(941,340)
Net realized gain from investments	(4,804,441)
Net cash used in operating activities	$(44,636,525)

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(36,152,011)
Cash distributions paid to preferred shareholders	(202,780)
Proceeds from notes payable	35,000,000
Proceeds from shelf offering, net of offering costs	49,800,858
Net cash provided by financing activities	$48,446,067

Net increase in cash*	$3,809,542

Cash at beginning of year(1)	$3,079,917

Cash at end of year(1)	$6,889,459

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$818,431
Cash paid for interest and fees on borrowings	2,044,645

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(873).

(1)	Balance includes foreign currency, at value.

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year (Common shares)	$15.630	$14.910	$14.980	$13.700	$10.190

Income (Loss) From Operations
Net investment income(1)	$1.009	$1.097	$1.014	$1.025	$0.978
Net realized and unrealized gain (loss)	0.145	0.681	(0.013)	1.374	3.423
Distributions to preferred shareholders
From net investment income(1)	(0.006)	(0.006)	(0.009)	(0.011)	(0.028)

Total income from operations	$1.148	$1.772	$0.992	$2.388	$4.373

Less Distributions to Common Shareholders
From net investment income	$(1.038)	$(1.052)	$(1.062)	$(1.108)	$(0.863)

Total distributions to common shareholders	$(1.038)	$(1.052)	$(1.062)	$(1.108)	$(0.863)

Premium from common shares sold through shelf offering (see Note 6)(1)	$0.070	$—	$—	$—	$—

Net asset value — End of year (Common shares)	$15.810	$15.630	$14.910	$14.980	$13.700

Market value — End of year (Common shares)	$15.800	$16.250	$14.550	$15.640	$12.980

Total Investment Return on Net Asset Value(2)	7.98%	12.31%	6.69%	17.93%	46.90%

Total Investment Return on Market Value(2)	3.79%	19.66%	(0.28)%	29.96%	49.61%

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of year (000’s omitted)	$582,523	$528,465	$503,383	$505,197	$460,700
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.37%	1.38%	1.29%	1.22%	1.21%
Interest and fee expense(5)	0.40%	0.42%	0.44%	0.49%	1.15%
Total expenses	1.77%	1.80%	1.73%	1.71%	2.36%
Net investment income	6.38%	7.20%	6.69%	7.11%	9.21%
Portfolio Turnover	45%	54%	49%	36%	42%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.87%	0.87%	0.83%	0.77%	0.74%
Interest and fee expense(5)	0.25%	0.27%	0.28%	0.31%	0.70%
Total expenses	1.12%	1.14%	1.11%	1.08%	1.44%
Net investment income	4.06%	4.54%	4.28%	4.50%	5.63%
Senior Securities:
Total notes payable outstanding (in 000’s)	$210,000	$175,000	$165,000	$150,000	$150,000
Asset coverage per $1,000 of notes payable(6)	$4,399	$4,770	$4,847	$5,243	$4,947
Total preferred shares outstanding	5,252	5,252	5,252	5,252	5,252
Asset coverage per preferred share(7)	$67,670	$68,133	$67,473	$69,900	$65,945
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to redeem the Trust’s APS (see Note 10).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 271%, 273%, 270%, 280% and 264% at October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(8)	Plus accumulated and unpaid dividends.

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

34

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Trust, for federal income tax purposes, had a capital loss carryforward of $112,307,054 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($254,901), October 31, 2015 ($2,782,217), October 31, 2016 ($63,478,422), October 31, 2017 ($33,311,438), October 31, 2018 ($11,668,372) and October 31, 2019 ($811,704). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $5,563,819 was utilized to offset net realized gains by the Trust.

As of October 31, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2013, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of October 31, 2013 is as follows:

APS Issued and Outstanding

Series A	1,313
Series B	1,313
Series C	1,313
Series D	1,313

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2013, and the amount of dividends accrued (including capital gains) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2013	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.11%	$46,221	0.14%	0.06–0.32
Series B	0.11	50,352	0.15	0.06–0.32
Series C	0.11	51,166	0.16	0.06–0.24
Series D	0.23	56,734	0.17	0.08–0.24

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2013.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$37,174,915	$35,758,874

During the year ended October 31, 2013, accumulated undistributed net investment income was increased by $1,163,493, accumulated net realized loss was decreased by $1,783,658 and paid-in capital was decreased by $2,947,151 due to differences between book and tax accounting, primarily for premium amortization, defaulted bond interest, mixed straddles, partnership investments and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,093,957
Capital loss carryforward	$(112,307,054)
Net unrealized appreciation	$6,692,602

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest and premium amortization.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2013, the Trust’s investment adviser fee amounted to $6,655,760. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $478,717,886 and $402,243,320, respectively, for the year ended October 31, 2013.

6  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended October 31, 2013 and October 31, 2012 were 51,566 and 42,479, respectively.

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

Pursuant to a registration statement filed with and originally declared effective on November 14, 2012 by the SEC, the Trust is authorized to issue up to an additional 3,380,550 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. On May 30, 2013, and as approved by the Trustees, the Trust filed a registration statement with the SEC to allow it to issue additional common shares through a shelf offering, which is subject to the effectiveness of such registration statement.

During the year ended October 31, 2013, the Trust sold 2,979,799 common shares and received proceeds (net of offering costs) of $49,800,858 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold was $2,463,769.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended October 31, 2013 were $100,610.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$915,290,220

Gross unrealized appreciation	$14,499,386
Gross unrealized depreciation	(7,392,035)

Net unrealized appreciation	$7,107,351

8  Restricted Securities

At October 31, 2013, the Trust owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	6,211	$0	$539,612
Panolam Holdings Co.	12/30/09	253	139,024	246,569

Total Common Stocks			$139,024	$786,181

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,422	$24,885	$89,529

Total Restricted Securities			$163,909	$875,710

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	British Pound Sterling 1,967,795	United States Dollar 3,052,345	Goldman Sachs International	$—	$(102,225)	$(102,225)
11/29/13	Euro 6,659,339	United States Dollar 8,878,497	Citibank NA	—	(163,715)	(163,715)
12/31/13	British Pound Sterling 7,617,911	United States Dollar 12,194,752	Citibank NA	—	(14,565)	(14,565)
12/31/13	Euro 10,638,944	United States Dollar 14,347,573	HSBC Bank USA	—	(98,664)	(98,664)
1/31/14	British Pound Sterling 6,126,387	United States Dollar 9,824,458	HSBC Bank USA	8,024	—	8,024
1/31/14	Euro 3,134,436	United States Dollar 4,307,358	Deutsche Bank	51,014	—	51,014

				$59,038	$(379,169)	$(320,131)

At October 31, 2013, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts. The Trust also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $379,169. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $1,119,081 at October 31, 2013.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Trust would incur due to counterparty risk was $59,038, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $51,014. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. At October 31, 2013, the maximum amount of loss the Trust would incur due to counterparty risk would be reduced by approximately $8,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$59,038	(1)	$(379,169	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(1,535,952	)(1)	$99,450	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $45,721,000.

10  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $210 million ($185 million prior to March 26, 2013) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Trust pays a commitment fee of 0.15% on the borrowing limit. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2013, the Trust had borrowings outstanding under the Agreement of $210,000,000 at an interest rate of 0.93%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2013. For the year ended October 31, 2013, the average borrowings under the Agreement and the average interest rate (excluding fees) were $192,041,096 and 1.00%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$821,917,323	$1,494,966	$823,412,289
Corporate Bonds & Notes	—	71,345,691	574,872	71,920,563
Asset-Backed Securities	—	15,307,157	—	15,307,157
Common Stocks	702,342	151,179	4,688,641	5,542,162
Preferred Stocks	—	—	89,529	89,529
Miscellaneous	—	10,800	—	10,800
Short-Term Investments	—	6,115,071	—	6,115,071

Total Investments	$702,342	$914,847,221	$6,848,008	$922,397,571
Forward Foreign Currency Exchange Contracts	$—	$59,038	$—	$59,038

Total	$702,342	$914,906,259	$6,848,008	$922,456,609

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(379,169)	$—	$(379,169)

Total	$—	$(379,169)	$—	$(379,169)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 23, 2013. Scott E. Eston, Allen R. Freedman and Lynn A. Stout were elected Class I Trustees of the Trust for a three-year term expiring in 2016. Mr. Esty has been nominated for election by the holders of the Trust’s APS. Due to the lack of quorum for APS, the Trust was unable to act on election of Mr. Esty. Accordingly, Mr. Esty will remain in office and continue to serve as Trustee of the Trust until his successor is elected and qualified.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	32,705,641	1,102,745
Allen R. Freedman	32,618,629	1,189,757
Lynn A. Stout	32,607,430	1,200,956

Nominee for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
Benjamin C. Esty	1,218	203

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2013, Trust records indicate that there are 11 registered shareholders and approximately 22,842 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Management and Organization

Trust Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2016. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2016. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2016. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2016. 3 years. Trustee since 2003.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2014. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Scott H. Page 1959	President	Since 2008	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.
(A)	APS Trustee

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Trust’s Board of Trustees approved a share repurchase program authorizing the Trust to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. The Trust’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, will be disclosed in the Trust’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025-12/13	CE-FLRTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$80,630	$85,580
Audit-Related Fees(1)	$5,330	$5,330
Tax Fees(2)	$15,090	$15,600
All Other Fees(3)	$1,240	$0

Total	$102,290	$106,510

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/12	10/31/13
Registrant	$21,660	$20,930
Eaton Vance(1)	$566,619	$526,385

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Craig P. Russ, Peter M. Campo and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments as well as allocations of the Trust’s assets between common and preferred stocks. Messrs. Page, Russ and Campo are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President. He is head of EVM’s Bank Loan Investment Group. Mr. Russ has been an EVM portfolio manager since 2001 and is a Vice President. Mr. Campo joined EVM in 2003 and is a Vice President. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	16	$35,225.0	0	$0
Other Pooled Investment Vehicles	8	$9,079.2	1	$253.3
Other Accounts	2	$1,510.1	0	$0
Craig P. Russ
Registered Investment Companies	12	$30,200.1	0	$0
Other Pooled Investment Vehicles	1	$5,885.2	0	$0
Other Accounts	2	$1,510.1	0	$0
Peter M. Campo
Registered Investment Companies	1	$923.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Trust
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None
Peter M. Campo	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 6, 2013

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 6, 2013